UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 1-12358
reported): January 20, 1998


                            COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



                Alabama                               59-7007599
        (State of organization)                      (IRS Employer
                                                Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)

                          COLONIAL PROPERTIES TRUST


Item 5. Other Events. On January 20, 1998, the Registrant issued a press release announcing financial results for the quarter and the year ended December 31, 1997. The registrant is filing as exhibits to this Form 8-K the Balance Sheet Highlights, Fourth Quarter Operating Results and Year-to-Date Operating Results that were attached to the press release, as updated.

Item 7.     Financial Statements and Exhibits


 (a)  Financial Statements of Businesses Acquired--Not Applicable

 (b)  Pro Forma Financial Information--Not Applicable

 (c)   Exhibits

1.    Balance Sheet Highlights.......................................5
2.    Fourth Quarter Operating Results...............................6
3.    Year-to-Date Operating Results.................................7


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



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLONIAL PROPERTIES TRUST



Date:  February 11, 1998            /s/ Howard B. Nelson, Jr.
                                    -------------------------
                              Howard B. Nelson, Jr.
                             Chief Financial Officer
                                    (Duly Authorized Officer
                                    and Principal Financial Officer)



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


                          COLONIAL PROPERTIES TRUST


Index to Exhibits


 Exhibits

1.    Balance Sheet Highlights.......................................5
2.    Fourth Quarter Operating Results...............................6
3.    Year-to-Date Operating Results.................................7












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



                            COLONIAL PROPERTIES TRUST
                            BALANCE SHEET HIGHLIGHTS
                      (In Thousands, Except Per Share Data)



                                                  December 31, 1997 December 31, 1996
-------------------------------------------------------------------------------------

ASSETS:
      Real estate owned, before depreciation ........   $ 1,491,241     $ 1,017,038
      Accumulated depreciation ......................      (124,254)       (101,549)
      Cash and equivalents ..........................         4,531           3,342
      Investment in subsidiaries ....................           685           5,692
      Other assets ..................................        24,875          23,582
                                                        -----------     -----------
Total assets ........................................   $ 1,397,078     $   948,105
                                                        ===========     ===========

LIABILITIES AND EQUITY:
      Notes and mortgages payable ...................   $   702,044     $   506,435
      Other liabilities .............................        30,334          28,693
                                                        -----------     -----------
            Total liabilities .......................       732,378         535,128
            Total equity, including minority interest       664,700         412,977
                                                        -----------     -----------
Total liabilities and equity ........................   $ 1,397,078     $   948,105
                                                        ===========     ===========


OTHER:

Ending common shares outstanding ....................        21,153          17,660
                                                        ===========     ===========
Ending shares and units outstanding .................        31,129          26,091
                                                        ===========     ===========
Ending stock price per share ........................   $    30.125     $    30.375
                                                        ===========     ===========


Total market capitalization .........................   $ 1,764,810     $ 1,298,946
                                                        ===========     ===========

Ratio of debt to total market capitalization ........          39.8%           39.0%
                                                        ===========     ===========


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

                            COLONIAL PROPERTIES TRUST
                                OPERATING RESULTS
                      (In Thousands, Except Per Share Data)


                                                      4th Quarter  4th Quarter   Percent
                                                          1997        1996        Change
                                                      -----------------------------------

REVENUE:
      Rent ..........................................   $ 52,891    $ 37,279       41.9%
      Other .........................................      1,764       1,340       31.6%
                                                       ---------------------------------
Total revenue .......................................     54,655      38,619       41.5%
                                                       ---------------------------------

OPERATING EXPENSES:
Properties:
      General operating expenses ....................      3,593       2,430       47.9%
      Salaries and benefits .........................      2,815       2,157       30.5%
      Repairs and maintenance .......................      5,465       3,296       65.8%
      Taxes, licenses, and insurance ................      4,089       3,164       29.2%
General and administrative ..........................      2,176       1,473       47.7%
Depreciation ........................................      9,530       6,233       52.9%
Amortization ........................................        434         267       62.5%
                                                       ---------------------------------
Total operating expenses ............................     28,102      19,020       47.7%
                                                       ---------------------------------
Income from operations ..............................     26,553      19,599       35.5%
                                                       ---------------------------------

OTHER INCOME (EXPENSE):
      Interest expense ..............................    (11,701)     (7,970)      46.8%
      Income from subsidiaries ......................        688         679       -1.3%
      Gains from sales of property ..................      2,568         453      466.9%
      Minority interest in consolidated
           property partnership .....................        (19)          0        N/A
                                                       ---------------------------------
Total other expense .................................     (8,464)     (6,838)      23.8%
                                                       ---------------------------------

      Income before extraordinary items and
           minority interest ........................     18,089      12,761       41.8%
      Extraordinary loss from debt repayment ........       (242)        (23)     952.2%
                                                       ---------------------------------
Income before minority interest .....................     17,847      12,738       40.1%

      Minority interest .............................      5,528       3,678       50.3%
                                                       ---------------------------------
Net income ..........................................   $ 12,319    $  9,060       36.0%

      Dividends to preferred shareholders ...........     (1,671)          0        N/A
                                                       ---------------------------------
Net income available to common shareholders .........   $ 10,648    $  9,060       17.5%
                                                       =================================

EBITDA ..............................................   $ 39,880    $ 27,534       44.8%
                                                       =================================

      Basic and Diluted net income per share:

      Net income per share before extraordinary items   $   0.52    $   0.51        2.0%
                                                       =================================
      Net income per share ..........................   $   0.51    $   0.51        0.0%
                                                       =================================

      Weighted average shares outstanding ...........     20,977      17,658
                                                       =====================

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

                            COLONIAL PROPERTIES TRUST
                                OPERATING RESULTS
                      (In Thousands, Except Per Share Data)


                                                       Year-to-Date   Year-to-Date  Percent
                                                       December 1997 December 1996   Change
                                                       ------------------------------------

REVENUE:
      Rent ..........................................   $ 177,149    $ 130,370       35.9%
      Other .........................................       6,977        4,511       54.7%
                                                       -----------------------------------
Total revenue .......................................     184,126      134,881       36.5%
                                                       -----------------------------------

OPERATING EXPENSES:
Properties:
      General operating expenses ....................      12,603        9,530       32.2%
      Salaries and benefits .........................      10,283        8,606       19.5%
      Repairs and maintenance .......................      18,669       13,073       42.8%
      Taxes, licenses, and insurance ................      15,578       11,538       35.0%
General and administrative ..........................       6,448        4,072       58.3%
Depreciation ........................................      31,956       22,025       45.1%
Amortization ........................................       1,322        1,509      -12.4%
                                                       -----------------------------------
Total operating expenses ............................      96,859       70,353       37.7%
                                                       -----------------------------------
Income from operations ..............................      87,267       64,528       35.2%
                                                       -----------------------------------

OTHER INCOME (EXPENSE):
      Interest expense ..............................     (40,496)     (24,584)      64.7%
      Income from subsidiaries ......................         818          836        2.2%
      Gains from sales of property ..................       2,567          468      448.5%
      Minority interest in consolidated
           property partnership .....................        (198)           0        N/A
                                                       -----------------------------------
Total other expense .................................     (37,309)     (23,280)      60.3%
                                                       -----------------------------------

      Income before extraordinary items and
           minority interest ........................      49,958       41,248       21.1%
      Extraordinary loss from debt repayment ........      (3,650)        (511)     614.3%
                                                       -----------------------------------
Income before minority interest .....................      46,308       40,737       13.7%

      Minority interest .............................      14,360       13,231        8.5%
                                                       -----------------------------------
Net income ..........................................   $  31,948    $  27,506       16.1%

      Dividends to preferred shareholders ...........      (1,671)           0        N/A
                                                       -----------------------------------
Net income available to common shareholders .........   $  30,277    $  27,506       10.1%
                                                       ===================================

EBITDA ..............................................   $ 124,573    $  90,311       37.9%
                                                       ===================================

      Basic and Diluted net income per share:

      Net income per share before extraordinary items   $    1.66    $    1.60        3.7%
                                                       ===================================
      Net income per share ..........................   $    1.53    $    1.58       -3.2%
                                                       ===================================

      Weighted average shares outstanding ...........      19,808       17,378
                                                       ========================

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